房屋租赁合同

甲　　方：北京嘉海房地产开发有限责任公司
地　　址:北京市海淀区中关村大街27号中关村大厦19层
法定代表人：王靖坤　　　　　　　　　　职务：董事长
联系电话：82856688
传　　真：82856680

乙　　方：北京嘉海物业管理有限责任公司
地　　址：北京市海淀区中关村大街27号中关村大厦19层
法定代表人：郝青　　　　　　　　　　职务：总经理
联系电话：82856688
传　　真：82856680

丙　　方：北京三维新动力医疗科技有限公司
地　　址：中关村大厦1508号
法定代表人：梁德利　　　　　　　　　　职务：
联系电话：51905985
传　　真：51905987

（一）甲方为本租赁合同所涉及的房屋产权所有人。

（二）乙方为中关村大厦业主委员会委托的对大厦实施物业管理的公司。

（三）丙方向甲方承租之房屋位于中国北京市海淀区中关村大街27号的中关村大厦 15 层 1508、1509、1510 号。该房屋之建筑面积为 409.96 平方米，此建筑面积为本合同所述租金、保证金、物业管理费等费用在收取时的计算依据。租期自2007年 8 月 29 日起至2009年 8 月 28 日止，共计 24 个月。租金每月为RMB 43020.00 元。该房屋只能用于办公用途，未经甲方书面同意，丙方不得擅自变更该房屋用途。甲方在本合同租期结束时，有权依当

向乙方或市政有关部门支付。

（七）丙方应按物业管理公约之规定在入住前向乙方交付相当于所租房屋＿个月物业费的保证金，计人民币 RMB＿＿＿＿＿元。丙方还须向乙方交纳首期＿个月物业管理费 RMB＿＿＿＿＿元。以后则须在上一付款周期结束前五日内向乙方交付下一个月物业费。丙方在签署本合同，并按时足额交付了保证金并与乙方签订了物业管理公约后，即可自起租日起入住该房屋。乙方有权因国家对能源、水等价格的调整而对物业管理费的收取标准进行相应的调整。乙方应依物业管理公约向丙方提供相应服务，如乙方未按公约履行义务，丙方有权追究乙方的违约责任。

（八）如甲方决定向第三方转让丙方承租的该房屋所有权，甲方须提前三个月通知丙方，甲方将该房产转让予丙方以外的第三方后，甲方应书面通知丙方该房屋转让情况，本租赁合同中甲方的权利义务将自转让之日起转由第三方享有和承担。即本合同对第三方具有同等法律效力。

（九）丙方不得在该房屋外作任何形式的广告。不得将该房屋转租。不得在该房屋的地面放置超过设计荷载的物品。未经甲方同意，不得在该房屋的门上增设锁具，亦不得更改原有锁具。有义务在暴风雨及其他恶劣气候来临之前采取一切适当措施，保护该房屋的内部不受损害。

（十）丙方应在租期届满前按本合同的规定办理续租手续，未办理续租的，在租期届满时及时搬离该房屋，并按入住日期前的原状（正常磨损除外）交还甲方。当丙方决定不续租该房屋时，甲方有权同新意向承租方或其代理人在不影响丙方日常工作的合理时间内进入视察该房屋，上述视察的时间在丙方允许的时间内进行，丙方应协助并提供方便。

（十一）如由于地震、台风、水灾、火灾、战争等自然灾害或其他人力不

时市场情况在后续合同期调整租金。

在整个租期内甲方同意给予丙方两个月的免租期，即 2007 年 8 月 29 日～2007 年 9 月 28 日和 2008 年 8 月 29 日～2008 年 9 月 28 日为免租月，免租月期间丙方仍应按物业公司的规定交纳物业费。如丙方在租期内提前退租，丙方需补交免租月的租金。

（四）丙方在签署本合同时须向甲方交付相当于所租房屋＼个月租金的保证金，计人民币＿＿＼＿＿元。丙方还须在签署本合同的同时向甲方交付＼月租金＿＿＼＿＿元，以后则须在上一月结束前的五日内向甲方交付下一月的租金。

当丙方违反本合同有关章节及对大厦设施造成损害，甲方有权扣留全部或部分保证金以充抵其给甲方造成的损失。当丙方未按时支付租金，则每延期一日，须按应付款的 0.5%向甲方支付滞纳金。当甲方按规定扣除丙方已交付的保证金后，丙方应在接到甲方书面通知后叁日内将其补足。当租期届满时，丙方在按合同将房屋恢复原状，且未欠缴任何租金及其它应缴费用并办理完交房手续的情况下，甲方应在丙方办理完交房手续后 3 日内将保证金如数退还丙方，但不予计息。

（五）丙方认可甲方按现状交房。丙方有权选择对该房屋进行室内装修，但装修方案及装修队伍资格须报乙方批准并符合《装修手册》的规定。丙方应自行办理须由消防主管部门和有关部门审批的手续，乙方应配合协助丙方办理上述事宜。

（六）甲乙丙叁方在签署本合同后，丙方应按要求与乙方签订物业管理公约，乙丙双方均应遵守该公约规定及依据该管理公约制订的其他管理规定。丙方所承租物业的物业管理费为每月每建筑平方米 RMB 22.41 元。物业管理费每月为 RMB＿9187.00＿元。乙方租赁该房屋的电费、电话费、卫星电视接收费等市政及设备使用费，由丙方

能预见或不可避免的社会事件等不可抗力原因使该房屋不能在起租日期使用，甲方对丙方及任何受影响的第三方不承担任何责任。如由于甲方自身原因致使丙方延期入住，起租日期和终止日期均相应推后，免租期的长短不变。若因甲方自身原因致使丙方于起租日期后三个月内仍未能使用该房屋，丙方有权书面通知甲方解除本合同，合同解除以丙方书面通知送达甲方之日起生效。在丙方发出上述通知后三日内，甲方须无息退还丙方所付全部租金保证金和其他交费。甲方还须向丙方支付与租金保证金等额的违约金。

（十二）未事先征得甲方书面同意，丙方不得对该房屋进行任何改建，增建或改动，不得在该房屋内部或外墙的任何部分作标记、涂画、钻孔，不得以任何方式毁坏该房屋。

丙方无权使用大厦外墙及其屋顶，非经甲方事先书面同意，不得在该房屋及公共地方展示或树立任何文字、标记或广告，不得安装凉棚或其他突出物，不得穿凿，不得截断电气线路，不得未经甲方书面允许而安装和使用烹饪（微波炉除外）、空调和采暖设备，不得在该房屋的地面上铺设漆布或地毯之外的覆盖物。

可移动办公家俱、营业用机器设备和装修物，在租期届满时可以搬离；对其他一切改建、增建和改动，在租期届满时，除甲方同意另作安排外，丙方应进行拆除、增补或修复，达到丙方入住前的房屋原状。

丙方在签署本合同的同时，须向甲方提供经年检的营业执照副本复印件，并加盖公章。

（十三）丙方允许甲方或乙方通过该房屋或在该房屋内安装、使用和维修管道及线路，甲方或乙方有权在通知丙方后（紧急情况下可不作通知）进入该房屋，以便进行上述情况的检查，并在该房屋内进行甲方或乙方认为必要或适当的修理、改建、改进或增建工作。

（十四）除本合同另有规定外，本合同不得提前解除（在本合同签署后至起租日期前解除的亦属提前解除）。1）因丙方违约等原因使本合同提前解除的，丙方应将全部租金保证金作为违约金支付给甲方，保证金不足额或丙方还欠付租金的，丙方还须负补足、补交义务。2）因甲方无故提前解除合同的（丙方违约除外），甲方应将全部租金保证金退还丙方，并同时向丙方支付与租金保证金等额的违约金。因甲丙原因使本合同无法履行时，乙方不承担责任。对于租期届满后的该房屋，丙方有同等条件下的续租优先权，但续租与否应在租期届满前 30 天通知甲方，否则视为不继续租用该房屋。续租的租金金额和条件，由甲、丙双方另行协商。如乙丙双方产生争议或矛盾，甲方不承担任何责任。

（十五）甲方知悉丙方违约后应及时通知丙方，甲方有权追究丙方违约的责任。甲方放弃本合同规定的任何权利，只能以甲方直接的书面意思表示为依据。丙方知悉甲方或乙方违约后应及时通知甲方或乙方，如甲方或乙方拒不改正，丙方有权追究甲方或乙方违约的责任。丙方放弃本合同规定的任何权利，只能以丙方直接的书面意思表示为依据。

丙方欠租自应付日起逾期超过15日仍未足额补交租金及滞纳金，甲方有权终止本合同。本合同的终止自甲方书面通知送达丙方之日起生效。因上述原因致使合同终止的，甲方有权根据本合同关于保证金的规定将丙方保证金（缺额部分甲方有权向丙方追偿）充抵违约金。除此之外，丙方还须赔偿甲方因此而遭受的经济损失。

丙方拖欠物业管理费的，每延期一日，须按应付款的 1‰向乙方支付滞纳金，逾期超过 30 日的，乙方有权停止一切物业服务，后果由丙方负责。

（十六）甲、乙、丙叁方各自的指定地址如下列，如甲、乙、丙叁方中任

一方的指定地址有变更时，须立即以书面形式通知对方：

甲方地址：北京市海淀区中关村大厦19层 北京嘉海房地产开发有限责任公司
邮　　编：100080
联 系 人：
电　　话：82856655
传　　真：82856680

乙方地址：北京市海淀区中关村大厦19层 北京嘉海物业管理有限责任公司
邮　　编：100080
联 系 人：郝青
电　　话：82856658
传　　真：82856660

丙方地址：
邮　　编：
联 系 人：
电　　话：
传　　真：

上述书面通知以传真方式发出的，发出日为送达日；以挂号邮寄方式发出的，邮寄后第七日为送达日；以人手转递的，人手交递日为送达日。

（十七）本合同的签订、履行、解释、争议解决等均适用中华人民共和国法律。

甲、乙、丙叁方因本合同而产生的争议应首先通过协商解决，不能协商解决的，任何一方均可向房屋所在地人民法院提起诉讼。

（十八） 本合同一式叁份，甲、乙、丙叁方各执壹份，具同等法律效力。本合同未尽事宜，甲、乙、丙叁方共同协商另订补充协议或附件规定之。该房屋平面图为本合同附件。补充协议或附件是本合同不可分割的一部分，与本合同具同等法律效力。

本合同自甲、乙、丙叁方之授权代表共同签署，且甲方及乙方收到丙方保证金之日起生效。

（十九）此合同生效之日起，甲、丙双方于上一租赁期结束后签署的补充协议同时终止。

甲方：北京嘉海房地产开发有限责任公司

法定代表人或授权代表（签字）：

乙方：北京嘉海物业管理有限责任公司

法定代表人或授权代表（签字）：

丙方：

法定代表人或授权代表（签字）：